Bryn Mawr Bank Corporation NASDAQ: BMTC First Quarter 2010 Update Exhibit 99.1

This presentation contains certain forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words believe, expect, anticipate, intend, plan, estimate or words of similar meaning. Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors, many of which are beyond Bryn Mawr Bank Corporation's (“the
Corporation”) control could cause actual conditions, events or results to differ significantly from those described in the forward looking statements.
Information regarding the factors and risks that can affect the Corporation’s business, financial condition and results of operation is contained in the
Corporation’s filings with the Securities and Exchange Commission, which are available at
http://www.sec.gov.
Forward-looking statements speak only as of
the date they are made. The Corporation does not undertake to update forward-looking statements.
Safe Harbor

Where to Find More Information About the
First Keystone Financial, Inc. Merger
The Corporation has filed with the Securities and Exchange Commission
("SEC")
a
Registration Statement on Form S-4 concerning the proposed merger of First Keystone
Financial, Inc. into the Corporation (the
“Merger”).
The Registration Statement includes a
prospectus for the offer and sale of the Corporation’s Common Shares to First Keystone
Financial, Inc.'s shareholders as well as a proxy statement for the solicitation of proxies from
First Keystone Financial, Inc.'s shareholders for use at the meeting at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by the
Corporation with the SEC contain important information about the Corporation, First Keystone
Financial, Inc., and the Merger. We urge investors and First Keystone Financial, Inc.'s shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the
SEC. First Keystone Financial, Inc.'s shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger.
Investors and shareholders may obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about the Corporation – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank
Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention Geoff Halberstadt,
Secretary, telephone (610) 581-4873.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 120 year history
A unique business model with a traditional commercial bank ($1.2 billion)
and a trust company ($3.1 billion) under one roof
Wholly owned subsidiary – The Bryn Mawr Trust Company
Located on Philadelphia’s affluent “Main Line”

Chester
Bucks
Montgomery
Berks
State of Delaware
Philadelphia
New Jersey
Delaware
New Jersey
The Franchise Footprint
9 Full Service Branches/
7 Life Care Facilities
Average Household Income
$84,600
$41,000
$-
$20,000
$40,000
$60,000
$80,000
$100,000
BMTC Target
Market
Penna. State
Average
Percent of Population with
College Degree
59%
22%
0%
10%
20%
30%
40%
50%
60%
70%
BMTC Target Market Penna. State
Average
Source:  Public School Review
Life Care Facilities
Branch Offices

Investment Considerations
A great brand & franchise
Solid financial fundamentals
Excellent credit quality
Outstanding target market demographics
New business initiatives driving growth
Well-capitalized
$3.1 billion wealth management business that provides a significant source of non-interest income

Experienced Management Team
Chairman, President and CEO – Ted Peters
Lending  – Joseph Keefer
Wealth Management – Frank Leto
Retail Banking – Alison Gers
Finance – Duncan Smith
Risk Management – Geoffrey Halberstadt

Financial Highlights
First Qtr
2010
Fourth Qtr
2009
First Qtr
2009
12/31
2009
12/31
2008
Portfolio Loans & Leases ($ in
millions)
$893 $886 $893 $886 $900
Wealth Assets in Total ($ in
billions)
$3.11 $2.87 $1.96 $2.87 $2.15
Non-performing Loans as a
% of Portfolio Loans and Leases
0.77% 0.78% 0.45% 0.78% 0.65%
Tangible Book Value Per Share $10.56 $10.40 $9.78 $10.40 $9.55
Tangible Common Equity Ratio 7.82% 7.51% 7.20% 7.51% 7.13%
Dividends Declared $0.14 $0.14 $0.14 $0.56 $0.54

Financial Highlights - continued
1
st
Qtr
2010
4
th
Qtr
2009
3
rd
Qtr
2009
2
nd
Qtr
2009
1
st
Qtr
2009
Net Income ($ in millions) $2.22 $2.64 $2.62 $2.45 $2.63
Basic Earnings Per
Common Share
$0.25 $0.30 $0.30 $0.28 $0.31
Diluted Earnings Per
Common Share
$0.25 $0.30 $0.30 $0.28 $0.31
Dividend Declared Per
Share
$0.14 $0.14 $0.14 $0.14 $0.14

2010 Strategies
Complete the merger with First Keystone Financial Inc. in the third quarter and introduce Bryn Mawr Trust services to its customers
Focus on the net interest margin
Continued emphasis on strong credit quality
Raise capital as needed
Monitor expenses
Use banking industry turmoil to attract new clients
Opportunistic expansion
Expand our Wealth Management offerings

Growth Initiatives

Announced acquisition of First Keystone Financial, Inc.
Announced on November 2, 2009
Approximately $500 million in assets
Expands footprint in Delaware and Chester (southeastern PA)
counties with 8 branches
New opportunities for BMTC Wealth Management, Business
Banking, Retail Banking and Mortgage Banking
Anticipate a July 2010 legal close
Growth Initiatives

Growth Initiatives - continued
Bryn Mawr Asset Management
“Lift out” strategy
Four investment advisers hired
Approximately $150 million in new assets as of April 30, 2010
Additional opportunities being evaluated
Institutional Trust and Escrow Services

BMTC of Delaware
The Delaware Advantage
Generation Skipping Trusts
Directed Trusts
$403 million in assets at March 31, 2010
Branch Office Expansion and Modernization
West Chester Regional Banking Center Branch
Wayne and Paoli branch modernizations completed
Havertown branch modernization scheduled for 2010
Growth Initiatives - continued

Growth Initiatives -continued
Small Ticket National Leasing Business
“Lift out” strategy
Leases outstanding:  $44.0 million at 3/31/2010
Planned lease portfolio reduction of $13.7 million in the last 12 months
Average yield 10.48%
Quarterly lease charge-offs have continuously decreased since 12/31/2008
Changes made in underwriting standards and collection process have improved results

First Keystone Financial, Inc. – Transaction Summary
(1)  Based upon BMTC’s average daily closing price for twenty consecutive trading days ending 10/30/2009 ($16.76)
Acquiror:
Bryn Mawr Bank Corporation (NASDAQ: BMTC)
Seller:
First Keystone Financial, Inc. (NASDAQ: FKFS)
Consideration:
Each share of FKFS common stock will be exchanged for
0.6973 BMTC shares
Transaction Value:
Merger Consideration
Adjustment:
Per Share Merger Consideration subject to downward
adjustment based on the rise of FKFS delinquencies above
Board Representation:
Donald Guthrie (Chairman of the FKFS Board of Directors)
will join the BMTC Bank and Holding Company Boards as a
Director
Closing Condition:
Aggregate amount of FKFS delinquencies must be less than
$16.5 million
Required Approvals:
Customary Regulatory
Expected Closing:
July 2010
0.6973 BMTC shares
(1)
and $2.06 in cash
$34 million (approximate at announcement)
a specified level as of the month-end preceding the merger

Merger Consideration Adjustment
FKF Delinquencies At
Month-End Preceding
Closing
Adjusted Amount Of
BMBC Stock To Be
Received For Each
FKF Share
Adjusted Per Share
Cash Consideration
For Each FKF Share
Deal Value with
BMTC Stock Valued
at $16.00 per Share
(in millions)
Less Than $10.5
million
0.6973 $2.06 $32.156
$10.5 - $12.5 million 0.6834 $2.02
$31.518
$12.5 - $14.5 million 0.6718 $1.98 $30.969
$14.5 - $16.5 million 0.6589 $1.95 $30.393
$16.5 million or more 0.6485 $1.92 $29.916
Delinquencies are defined in the merger agreement as all loans delinquent 30 days or more, non-accruing loans, other real estate owned, troubled debt restructurings and the aggregate amount of loans charged-off between 10/01/2008 and the month-end preceding closing in excess of $2.5 million. FKF delinquencies at 3/31/2010 were $13.1 million.

First Keystone Financial Inc. - Transaction Highlights
Expands branch footprint into the attractive demographic markets of Delaware and Chester
County, Pennsylvania
Important component of strategic plan
Enhances long-term franchise value
Complementary business mix
Both banks have a “community focus”
Significant potential synergies identified in wealth management services and residential mortgage originations
Transaction elements
Extensive due diligence performed
Conservative credit mark estimated
Achievable cost savings identified
Material earnings per share accretion after expensing merger related costs
Pro forma tangible book value per share is not expected to be materially changed
Attractive internal rate of return
Pro Forma capital ratios remain significantly above “well capitalized” levels

BUCKS
MONTGOMERY
PENNSYLVANIA
CHESTER
DELAWARE
PHILADELPHIA
Philadelphia
Camden
Cherry Hill
Norristown
Warminster
Cheltenham
Bensalem
Exton
Downingtown
West Chester
Paoli
Berwyn
Havertown
Drexel Hill
Upper Darby
Springfield
Media
Chester
Wilmington
NEW CASTLE
Newark
GLOUCESTER
NEW JERSEY
Kennett Square
Collegeville
Phoenixville
Blue Bell
Ardmore
Pennsville
Woodbury
Voorhees

Source: SNL Financial
Pro forma financials do not include merger adjustments
BMTC data as of 3/31/2010; FKFS data as of 3/31/2010
(1) Includes 7 limited service retirement community branches
Pro Forma Deposit Market Share – Delaware County, PA
Bryn Mawr Bank Corp. (16)
First Keystone Financial, Inc. (8)
Expanding Southeast PA Footprint
Delaware, PA 2009
Total 2009
Deposits Total
in Market
Branch Market Share
Rank Institution (ST) Count ($000) (%)
1 Wells Fargo & Co. (CA) 21 1,630 15.3
2 Royal Bank of Scotland Group 23 1,585 14.9
3 Toronto-Dominion Bank 15 1,360 12.8
4 Citigroup Inc. (NY) 3 1,040 9.8
5 PNC Financial Services Group (PA) 11 929 8.7
6 Banco Santander S.A. 13 830 7.8
Pro Forma 14 563 5.3
7 Beneficial Mutual Bncp (MHC) (PA) 7 386 3.6
8 Alliance Bancorp of Penn (MHC) (PA) 8 338 3.2
9 First Keystone Financial (PA) 7 337 3.2
10 Bryn Mawr Bank Corp. (PA) 7 226 2.1
Top 10 115 8,662 81.3
Market Total 181 10,651 100.0
($ in millions)
BMTC FKFS Pro Forma
Assets $1,221 $489 $1,710
Loans 895 302 1,198
Deposits 914 331 1,246
Branches 16
(1)
8 24
Pro Forma Financials

Time Deposits
25.8%
NOW & Other
Trans. Accts.
21.4%
MMDA,
Savings, &
Other
35.4%
Demand
Deposits
17.4%
Consumer &
Leases
23.8%
Commercial
21.3%
Comm. RE
28.6%
Construction
RE
5.1%
Res. RE
21.1%
Consumer &
Leases
26.0%
Commercial
26.2%
Comm. RE
30.8%
Construction
RE
4.6%
Res. RE
12.4%
Pro Forma Loans and Deposits
Source: Company filings
FKFS loan and deposit data as of 3/31/2010
BMTC loan and deposit data as of 3/31/2010; totals include loans held for sale
Time Deposits
19.7%
NOW & Other
Trans. Accts.
20.9%
MMDA,
Savings, &
Other
38.1%
Demand
Deposits
21.3%
Deposits
Loans
BMTC Stand Alone
Total: $895M Total: $1.2B
Total: $914M Total: $1.2B
Res. RE
47.1%
Construction
RE
6.3%
Comm. RE
22.2%
Commercial
6.9%
Consumer &
Leases
17.6%
Time Deposits
42.7%
NOW & Other
Trans. Accts.
22.8%
MMDA &
Savings
28.0%
Demand
Deposits
6.5%
Total: $302M
Total: $331M
BMTC Stand Alone
FKFS Stand Alone BMTC Pro Forma
FKFS Stand Alone BMTC Pro Forma

First Keystone Financial Inc. - Due Diligence
Extensive due diligence conducted by BMTC and third parties
Extensive credit due diligence conducted
BMTC and third party loan review
Reviewed over 80% of commercial portfolio (CRE, C&I, and
Construction)
Multiple Construction / Commercial Real Estate sites visited
Conservative credit mark estimated at 4% to 5% of total loans outstanding including existing Allowance for Loan Loss balance.
Estimated securities portfolio Mark–to–Market
KPMG conducted tax and accounting due diligence

Financial Review Bryn Mawr Bank Corporation Only As of March 31, 2010

First Quarter 2010 Results
Net Income of $2.2 million
Diluted earnings per share of $0.25
Net Income includes:
$3.1 million charge-off largely attributable to one commercial relationship
Security gains of $1.5 million
Merger and due diligence related costs associated with the pending merger with First Keystone Financial Inc. of $347 thousand

First Quarter 2010 Results - continued
Wealth Management Assets were $3.1 billion – up 8.3% from the fourth quarter 2009
Revenue from Wealth Management services was $3.8 million - up 6.5%
from the fourth quarter 2009
Tax-equivalent net interest margin at 4.06%, the third consecutive quarterly increase
Deposit levels of $914.4 million at 3/31/2010 as new core transaction account openings remain strong

First Quarter 2010 Results - continued
No OTTI charges recorded in the first quarter of 2010 or for the years ended December 31, 2009, 2008 and 2007
Lease portfolio net charge-offs continue to decline ($1.4 million Q1 2009 to $545 thousand Q1 2010)
Loan quality strong with non-performing loans and leases of 77 basis points at 3/31/2010
Professional fees higher due to collection activities and other initiatives

Diluted Earnings Per Share
$1.31
$1.46
$1.48
$1.08
$1.18
$0.25
$0.00
$0.40
$0.80
$1.20
$1.60
2005 2006 2007* 2008 2009** 2010
YTD**
* Excludes $0.10 per share gain on sale of real estate
** Figure includes merger related costs

Portfolio Loan & Lease Growth
Total Portfolio Loans & Leases Outstanding
CAGR : 10.5%    (2005-2009)
$595
$681
$803
$900
$886
$893
$200
$400
$600
$800
$1,000
2005 2006 2007 2008 2009 3/31/2010
($ in millions)

Asset Quality
Asset Quality
First Qtr
2010
Fourth Qtr
2009
First Qtr
2009
Nonaccrual loans and leases $5,880 $6,246 $3,251
90+ days past due loans – still accruing $1,015 $668 $744
Nonperforming loans and leases $6,895 $6,914 $3,995
Other nonperforming assets - $1,025 $1,315
Nonperforming assets $6,895 $7,939 $5,311
Nonperforming loans and leases / portfolio loans 0.77% 0.78% 0.45%
Nonperforming assets / assets 0.56% 0.64% 0.45%
($ in thousands)

Asset Quality
First Qtr
2010
Fourth Qtr
2009
First Qtr
2009
Allowance for loan and lease losses $9,740 $10,424 $10,137
Net loan and lease charge-offs (annualized) /
average loans
1.70% 0.53% 0.80%
Delinquency rate – loans and leases > 30 days 1.10% 1.10% 1.01%
Delinquent loans and leases - 30-89 days $2,917 $2,678 $5,077
Delinquency rate – loans and leases 30-89 days 0.33% 0.30% 0.57%
TDR’s excluded from non-performing loans $3,894 $1,622 -
Allowance for loan and leases losses / loans and
leases
1.09% 1.18% 1.13%
Allowance for loan and lease loss / nonperforming
loans and leases
141.3% 150.8% 253.7%
Asset Quality - continued
($ in thousands)

29 0.07% 0.12% 0.25% 0.78% 0.78% 0.77% 0.0% 0.3% 0.6% 0.9% 2005 2006 2007 2008 2009 3/31/2010 Asset Quality - Continued Nonperforming loans and leases as a % of portfolio loans and leases

Loan Composition at March 31, 2010
$275
$234
$188
$110
$42
$44
Commercial Mortgages
Commercial & Industrial
Home Equity Lines & Loans & Consumer Loans
Residential Mortgages
Construction
Leases
($ in millions)

31 $31.3 $33.3 $34.2 $37.1 $40.8 $11.1 $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 2009 2010 YTD Net Interest Income CAGR: 6.9% (2005-2009) Note: Not on a tax-equivalent basis ($ in millions)

32 3.63% 3.62% 3.59% 3.72% 3.85% 4.06% 3.2% 3.4% 3.6% 3.8% 4.0% 4.2% Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Net Interest Margin On a tax equivalent basis

33 $626 $709 $798 $888 $899 $200 $400 $600 $800 $1,000 2006 2007 2008 2009 1stQ 2010 Deposit Growth Average Annual Deposits ($ in millions)

Average Deposits & Borrowed Funds Mix
First Quarter 2010
$23
$144
$85
$140
$484
$189
Non-Interest Bearing DDA Savings, NOW & Money Market
Time Deposits Wholesale Deposits, IND & IDC
Borrowed Funds Subordinated Debt
($ in millions)

Investment Portfolio as of March 31, 2010
SECURITY DESCRIPTION (AFS)
Amortized
Cost
Fair
Value
Unrealized
Gain / Loss
U. S. Government Agency $ 94,774 $ 94,808 $ 34
State, County & Municipal 24,270               24,431                161
FNMA/FHLMC Mortgage Backed Securities 12,979               13,386               407
GNMA Mortgage Backed Securities 2,524                2,518              (6)
Foreign Debt Securities 1,250 1,250 -
Bond – Mutual Funds 37,115 37,423 308
Total Investment Portfolio $ 172,912 $ 173,816 $ 904
Note: Other assets at March 31, 2010 include approximately $8 million of FHLB of Pittsburgh common stock at cost which is not paying a dividend and cannot be redeemed.
($ in thousands)

Capital Considerations
Bryn Mawr Bank Corporation elected not to take TARP Capital
Maintains a “well capitalized” capital position
Selectively add capital as needed to maintain capital levels and fund asset growth and acquisitions
Additional earn out payments for Lau Associates at the end of 2010 and
2011
Active Dividend Reinvestment and Direct Stock Purchase Plan
(DRIP/DSPP)

Capital Position - Bryn Mawr Bank Corporation
3/31/2010 12/31/2009 3/31/2009
Tier I 9.70% 9.41% 8.96%
Total (Tier II) 12.78% 12.53% 11.41%
Tier I Leverage 8.63% 8.35% 8.05%
Tangible Common
Equity
7.82%   7.51% 7.20%

38 Capital Position - Bryn Mawr Trust Company (“Bank”) 3/31/2010 12/31/2009 3/31/2009 Tier I 9.32% 9.06% 8.56% Total (Tier II) 12.41% 12.20% 11.02% Tier I Leverage 8.28% 8.03% 7.68%

$2.04
$2.18
$2.28
$2.15
$2.87
$3.11
$1.0
$2.0
$3.0
$4.0
2005 2006 2007 2008 2009 3/31/2010
Wealth Management Assets Under Management,
Administration, Supervision and Brokerage
(1)
($ in billions)
(1)   Excludes Community Bank’s assets 2005 - 2007

40 $11.5 $12.4 $13.5 $13.8 $14.2 $3.8 $2.0 $5.0 $8.0 $11.0 $14.0 $17.0 2005 2006 2007 2008 2009 2010 YTD Wealth Management Fees CAGR: 5.4% (2005 – 2009) ($ in millions)

Summary
Outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Private Banking
Investing in growth opportunities today for earnings growth
tomorrow
Announced acquisition will expand footprint
Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for expansion

Thank You
Joseph Keefer, EVP
610-581-4869
jkeefer@bmtc.com
Duncan Smith, CFO
610-526 –2466
jdsmith@bmtc.com
Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com
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